Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.7704%



        Excess Protection Level
          3 Month Average  5.80%
          December, 1998  5.78%
          November, 1998  5.65%
          October, 1998  5.96%


        Cash Yield                                  18.72%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.96%


        Over 35 Day Delinquency                     4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,468,784,369.60